INCOME TAXES	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Income Tax Disclosure [Abstract]
INCOME TAXES
3. INCOME TAXES
FET and its subsidiaries’ interim effective income tax rates reflect the estimated annual effective income tax rates for 2025 and 2024. These tax rates are affected by estimated annual permanent items, such as AFUDC equity and other flow-through items, as well as certain discrete items. The following table reconciles the effective income tax rate to the federal income tax statutory rate for the three and nine months ended September 30, 2025 and 2024:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2025	2024	2025	2024
	(In millions)
Income before income taxes (benefits)	$178	$148	$496	$457

Federal income tax expense at the 21% statutory rate	$37	$31	$104	$96
Increases (reductions) in tax expense resulting from:
State income taxes, net of federal tax benefit	8	7	22	21
AFUDC equity and other flow-through	(4)	(2)	(10)	(7)
Taxes related to the FET Equity Interest Sale, net	—	—	—	23
Remeasurement of excess deferred income	(70)	—	(70)	—
Excess deferred tax amortization	5	—	3	(1)
Other, net	—	1	(1)	1

Total income taxes (benefits)	$(24)	$37	$48	$133

Effective income tax rate	(13.5)%	25.0%	9.7%	29.1%

In the first quarter of 2024, FET recognized an income tax charge of approximately $23 million relating to the FET Equity Interest Sale.
In May 2022, FET elected corporate status for federal income tax purposes, whereas previously it had been treated as a disregarded entity. FET and its subsidiaries’ consolidated financial statements include its allocated amount of current and deferred tax expense for all years presented. FET and its subsidiaries are parties to an intercompany income tax allocation agreement with FirstEnergy that provides for the allocation of consolidated tax liabilities. For periods subsequent to the closing of the FET Equity Interest Sale, FET and its subsidiaries no longer are members of the FirstEnergy consolidated group for federal income tax purposes and, instead, will file their own consolidated federal income tax return and have their own income tax allocation agreement.
As a result of several IRS private letter rulings issued during 2024 to another taxpayer, FERC recently issued orders to a non-affiliate that concluded that certain NOL carryforward deferred tax assets, as computed on a separate return basis, should be included in rate base for ratemaking purposes. FET determined in the third quarter of 2025 that these rulings and orders also would apply to certain of its subsidiaries, resulting in a benefit from a reduction in regulatory liabilities, reflected in the table above as the remeasurement of excess deferred income taxes and an increase in accumulated deferred income tax assets for ratemaking purposes, which will increase overall rate base. FET is in the process of making the appropriate updates in its annual formula rates for its impacted subsidiaries.
On July 4, 2025, President Trump signed into law the OBBBA, which, among other things, makes permanent certain corporate tax incentives that were set to expire in the TCJA and terminates tax credits for most wind and solar projects placed in service after 2027. Because many of the provisions of the TCJA will be continued under the OBBBA, and as FET is not materially impacted by tax incentives associated with wind and solar projects, FET does not expect to be materially impacted by the OBBBA.
On September 30, 2025, the IRS issued additional guidance on the corporate AMT. FET is assessing this additional guidance and, while it continues to believe, more likely than not, that it will be subject to corporate AMT, the additional guidance provides regulated utilities certain adjustments in calculating corporate AMT, which may reduce FET’s AMT estimates. Additionally, the future issuance of the U.S. Treasury’s revised proposed AMT regulations and, ultimately, the final AMT regulations, as well as additional future federal tax legislation or presidential executive orders could significantly change FET’s AMT estimates or its conclusions as to whether it is an AMT payer. Any adverse developments concerning corporate AMT liability, including guidance from the U.S. Treasury and/or the IRS or unfavorable regulatory treatment by FERC and/or applicable state regulatory authorities, could negatively impact FET’s cash flows, results of operations and financial condition.

3. TAXES
FET and its subsidiaries record income taxes in accordance with the liability method of accounting. Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts recognized for tax purposes. Investment tax credits, which were deferred when utilized, are being amortized over the recovery period of the related property. Deferred income tax liabilities related to temporary tax and accounting basis differences and tax credit carryforward items are recognized at the statutory income tax rates in effect when the liabilities are expected to be paid. Deferred tax assets are recognized based on income tax rates expected to be in effect when they are settled.
In May 2022, FET elected corporate status for federal income tax purposes, whereas previously it had been treated as a disregarded entity. FET and its subsidiaries’ consolidated financial statements include its allocated amount of current and deferred tax expense for all years presented. FET and its subsidiaries are parties to an intercompany income tax allocation agreement with FirstEnergy that provides for the allocation of consolidated tax liabilities. For periods subsequent to the closing of the FET Equity Interest Sale, FET and its subsidiaries no longer are members of the FirstEnergy consolidated group for federal income tax purposes and, instead, will file their own consolidated federal income tax return and have their own income tax allocation agreement.
During 2024, FET recognized an income tax charge of approximately $24 million relating to the FET Equity Interest Sale.
The IRA of 2022, among other things, imposes a new 15% corporate AMT based on AFSI applicable to corporations with a three-year average AFSI over $1 billion. The AMT is effective for the 2023 tax year and, if applicable, corporations must pay the greater of the regular corporate income tax or the AMT. The IRA of 2022 requires the U.S. Treasury to provide regulations and other guidance necessary to administer the AMT, including further defining allowable adjustments to determine AFSI, which directly impacts the amount of AMT to be paid. On September 12, 2024, the U.S. Treasury issued proposed regulations for the AMT for comments. FET is assessing the proposed regulations but continue to believe that it is more likely than not they will be subject to AMT, however, the completion of the U.S. Treasury’s rulemaking process and the future issuance of final regulations, as well as potential future federal tax legislation, could significantly change FET’s AMT estimates or the conclusion as to whether they are an AMT payer at all. Although FET and its subsidiaries constitute a separate federal consolidated tax group, as described above, because it is a majority-owned subsidiary of FE, the AMT may be applicable to FET and its subsidiaries. Additionally, the regulatory treatment of the impacts of the IRA of 2022 may also be subject to regulation by FERC. Any adverse development in the IRA of 2022, including guidance from the U.S. Treasury and/or the IRS or unfavorable regulatory treatment, could negatively impact FET’s or its subsidiaries’ cash flows, results of operations, and financial condition.
FET is evaluating the potential requirement to transition certain of the FET Subsidiaries to stand-alone treatment of NOL carryforwards for ratemaking purposes. Currently, none of the FET Subsidiaries have transitioned to stand-alone treatment. FET expects that if transitioning is required, the applicable FET Subsidiaries will make appropriate regulatory filings to include the NOL carryforward deferred tax asset in rate base and revenue requirement, which could have a material, favorable impact on future net income.

	For the Years Ended December 31,
INCOME TAXES:	2024	2023	2022
	(In millions)
Currently payable (receivable) -
Federal	$(43)	$38	$58
State	15	8	9

	(28)	46	67

	For the Years Ended December 31,
INCOME TAXES:	2024	2023	2022
	(In millions)
Deferred, net -
Federal	173	70	25
State	17	20	20

	190	90	45

Investment tax credit amortization	—	—	(1)

Total income taxes	$162	$136	$111

FET and its subsidiaries’ consolidated tax rates are affected by permanent items, such as AFUDC equity and other flow-through items, as well as discrete items that may occur in any given period, but are not consistent from period to period. The following table provides a reconciliation of federal income tax expense at the federal statutory rate to the total income taxes for the years ended December 31, 2024, 2023 and 2022:

	For the Years Ended December 31,
(In millions)	2024	2023	2022
Book income before income taxes	$573	$574	$464

Federal income tax expense at statutory rate (21%)	$120	$121	$97
Increases (reductions) in taxes resulting from-
State income taxes, net of federal income tax benefit	28	28	24
State and municipal valuation allowances	—	(4)	—
AFUDC equity and other flow-through	(9)	(5)	(7)
Excess deferred amortization due to the Tax Act	(2)	(3)	(2)
Taxes related to the FET Equity Interest Sale, net	24	—	—
Other, net	1	(1)	(1)

Total income taxes	$162	$136	$111

Effective income tax rate	28.3%	23.7%	23.9%
Accumulated deferred income taxes as of December 31, 2024 and 2023, were as follows:

	As of December 31,
(In millions)	2024	2023
Property basis differences	$1,370	$1,283
Regulatory asset/liability	64	98
Loss carryforwards and tax credits	(40)	(184)
Valuation allowances	22	22
Other	(4)	(1)

Accumulated deferred income tax liability, net	$1,412	$1,218

FET and its subsidiaries have recorded as deferred income tax assets the effect of NOLs and tax credits that will more likely than not be realized through future operations and through the reversal of existing temporary differences. As of December 31, 2024, FET and its subsidiaries’ loss carryforwards consisted of approximately $15 million ($3 million, net of tax) of federal NOL carryforwards, all of which have no expiration, and approximately $575 million ($28 million, net of tax) of state and municipal NOL carryforwards, of which approximately $148 million ($6 million, net of tax) is expected to be utilized based on current estimates and assumptions prior to expiration, which will begin in 2029. In addition, FET and its subsidiaries’ tax credit carryforwards consisted of AMT credits of $6 million, which have no expiration.

The following table summarizes the changes in valuation allowances on DTAs related to state NOLs discussed above for the years ended December 31, 2024, 2023 and 2022.

	As of December 31,
(In millions)	2024	2023	2022
Beginning of year balance	$22	$27	$28
Charged to income	—	(5)	(1)
Charged to other accounts	—	—	—
Write-offs	—	—	—

End of year balance	$22	$22	$27

FET and its subsidiaries account for uncertainty in income taxes recognized in its financial statements. A recognition threshold and measurement attribute are utilized for financial statement recognition and measurement of tax positions taken or expected to be taken on a company’s tax return. As of December 31, 2024 and 2023, FET and its subsidiaries’ total unrecognized income tax benefits were approximately $3 million. As of December 31, 2024, none of the unrecognized tax benefits are expected to be resolved during 2025.
FET and its subsidiaries recognize interest expense or income and penalties related to uncertain tax positions by applying the applicable statutory interest rate to the difference between the tax position recognized and the amount previously taken or expected to be taken on the income tax return. FET and its subsidiaries include interest expense or income and penalties in the provision for income taxes. During 2024 and 2023, FET and its subsidiaries did not record any interest related to uncertain tax positions, nor does FET and its subsidiaries have a cumulative net interest payable recorded on its Consolidated Balance Sheets.
FET and its subsidiaries have tax returns under review by state taxing authorities at the audit or appeals level for tax years 2021-2023.
General Taxes
General taxes associated with real and personal property taxes for the years ended December 31, 2024, 2023 and 2022 were $279 million, $256 million and $247 million, respectively.